SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              MEREDITH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                           [LOGO] MEREDITH CORPORATION

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 8, 1999

                               ------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of holders of common stock and class B stock of Meredith Corporation (hereinafter called the "Company") will be held at the Company's principal executive offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 8, 1999, at 10:00 A.M., local time, for the following purposes:

     (1) To elect four Class I directors for terms expiring in 2002, as provided in the Bylaws of the Company.

     (2) To consider and act upon a proposal of the Compensation/Nominating Committee of the Board of Directors to reaffirm previously approved business criteria, classes of eligible participants and maximum annual incentives awarded under the Company's Management Incentive Plan.

     (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     By resolution of the Board of Directors, only holders of record of the Company's common stock and class B stock at the close of business on September 1, 1999, are entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof.



                                       By Order of the Board of Directors,

                                               /s/ John S. Zieser

                                                 JOHN S. ZIESER
                                        VICE PRESIDENT -- GENERAL COUNSEL
                                                 AND SECRETARY

Des Moines, Iowa
September 27, 1999


PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION IS APPRECIATED.

                           [LOGO] MEREDITH CORPORATION

                               ------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 8, 1999

                               ------------------


                                 INTRODUCTION

     This Proxy Statement is being sent to stockholders on or about September 27, 1999, in connection with the solicitation of proxies by the Board of Directors of Meredith Corporation (the "Company") to be used in voting at the Annual Meeting of holders of common stock and class B stock of the Company to be held at the Company's principal executive offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 8, 1999, at 10:00 A.M., local time, and at any adjournment or adjournments thereof.

     YOU ARE REQUESTED TO SIGN AND COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN IT (THEM) IN THE ENCLOSED ENVELOPE.

     Proxies in such form, if duly signed and received in time for voting, will be voted in accordance with the directions of the stockholders. If no instructions are specified in a proxy, the proxy will be voted by the proxy holders FOR the election as directors of the nominees hereinafter named, FOR the proposal to reaffirm previously approved business criteria, classes of eligible participants and maximum annual incentives awarded under the Company's Management Incentive Plan and in their discretion upon such matters not presently known or determined that may properly come before the meeting.

     The affirmative vote of a majority of the total number of votes entitled to be cast represented by shares present in person or by proxy, a quorum being present, is required to elect directors, to reaffirm previously approved matters relating to the Company's Management Incentive Plan and to approve any other matters that may properly come before the meeting. Proxies relating to "street name" shares that are voted on certain matters, but not on other matters ("broker non-votes") will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will be treated as shares entitled to vote only as indicated. Broker non-votes will have no effect on any proposal at this annual meeting.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

     The giving of a proxy does not preclude the right to vote in person or by means of a subsequent proxy should the person giving the proxy so desire. Any proxy may be revoked by giving notice to the Company in writing prior to the meeting or in open meeting, but such revocation shall not affect any vote previously taken.

     The expense of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement and the reasonable costs of brokers, nominees and fiduciaries in supplying proxies to beneficial owners, will be paid by the Company. The solicitation will be made by use of the mail, through brokers and banking institutions, and by officers and regular employees of the Company.


                            SHARES ENTITLED TO VOTE

     Each holder of record of common stock at the close of business on September 1, 1999, is entitled to one vote per share so held on all matters to come before the meeting. At the close of business on September 1, 1999, there were outstanding and entitled to vote at the Annual Meeting, 40,747,287 shares of common stock of the Company. Each holder of record of class B stock at the close of business on

September 1, 1999, is entitled to ten votes per share so held on all matters to come before the meeting. At the close of business on September 1, 1999, there were outstanding and entitled to vote at the Annual Meeting, 11,040,216 shares of class B stock of the Company, for a total of 151,149,447 votes.

     In determining whether a quorum exists at the Annual Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to "withhold authority" to vote in certain cases), will be counted. Abstentions with respect to a particular proposal will be counted as part of the base number of votes to be used in determining if that particular proposal has received the requisite percentage of base votes for approval, while broker non-votes will not be counted in such base for each proposal. Therefore, an abstention will have the same practical effect as a vote "against" such proposal, while a broker non-vote will have no effect. If an individual has signed a proxy card but failed to indicate a vote "for," "against," or "withhold authority," such proxy will be voted FOR the election as directors of the nominees therein named and FOR the proposal to reaffirm previously approved business criteria, classes of eligible participants and maximum annual incentives awarded under the Company's Management Incentive Plan and in their discretion upon such matters not presently known or determined that may properly come before the meeting.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of shares of the Company, either alone or jointly with others, are deemed to be beneficial owners of such shares.

     Set forth below is information as of July 31, 1999, concerning security ownership by each person who is known to management to be the beneficial owner of more than 5% of any class of the Company's voting securities, and security ownership by management.

                                                         COMMON STOCK OWNED                   CLASS B STOCK OWNED (2)
                                                ------------------------------------   ------------------------------------
                                                SOLE VOTING     SHARED                 SOLE VOTING     SHARED
                                                     OR        VOTING OR                    OR        VOTING OR
                                                 INVESTMENT   INVESTMENT     % OF       INVESTMENT   INVESTMENT     % OF
NAME AND ADDRESS                                   POWER         POWER     CLASS (1)      POWER         POWER     CLASS (1)
----------------                                -----------   ----------   ---------   -----------   ----------   ---------
(a) BENEFICIAL OWNERS OF MORE THAN 5%

    E.T. Meredith III, Director (3)(4)(6) ......  1,116,894     374,400        18%      7,061,552      302,836       67%
      1716 Locust Street
      Des Moines, Iowa 50309-3023

    Frederick B. Henry, Director (3)(6)(9) .....    781,787     619,608         6%         71,899      869,790        9%
      100 West Hallam Street
      Aspen, Colorado 81611

(b) DIRECTORS, NOT LISTED ABOVE, INCLUDING
    NOMINEES, AND NAMED EXECUTIVE OFFICERS

    Leo R. Armatis, Vice President --
      Corporate Relations (4)(5)(7) ............    150,781      29,080         *             771            0        *
    Herbert M. Baum, Director (6)(9) ...........     26,392           0         *               0            0        0
    Barbara U. Charlton, Director (6)(9) .......     26,906           0         *             400            0        *
    Mary Sue Coleman, Director (6) .............      3,800           0         *               0            0        0
    Christina A. Gold, Nominee .................          0           0         0               0            0        0
    Joel W. Johnson, Director (6)(9) ...........     22,085           0         *               0            0        0
    William T. Kerr, Director
      Chairman & CEO (4)(5)(7)(10) .............    615,394      15,000         2%              0            0        0
    Stephen M. Lacy, Vice President --
      Chief Financial Officer (5)(7) ...........     20,228           0         *               0            0        0
    Robert E. Lee, Director (6)(9) .............     35,195           0         *           2,800            0        *

                                                         COMMON STOCK OWNED                   CLASS B STOCK OWNED (2)
                                                ------------------------------------   ------------------------------------
                                                SOLE VOTING     SHARED                 SOLE VOTING     SHARED
                                                     OR        VOTING OR                    OR        VOTING OR
                                                 INVESTMENT   INVESTMENT     % OF       INVESTMENT   INVESTMENT     % OF
NAME AND ADDRESS                                   POWER         POWER     CLASS (1)      POWER         POWER     CLASS (1)
----------------                                -----------   ----------   ---------   -----------   ----------   ---------
    Richard S. Levitt, Director (4)(6)(9) ......     43,302      24,000         *               0       24,000        *
    Christopher M. Little, President --
      Publishing Group (4)(5)(7) ...............    414,224       5,600         1%              0            0        0
    John P. Loughlin, President --
      Broadcasting Group (4)(5)(7) .............    134,708       1,700         *               0            0        0
    Philip A. Marineau, Director (6) ...........      3,068           0         *               0            0        0
    Nicholas L. Reding, Director (6)(9) ........     31,854           0         *               0            0        0
    Jack D. Rehm, Director (4)(6)(9) ...........    581,580      10,068         2%         45,547        1,344        *

(c) ALL DIRECTORS AND EXECUTIVE OFFICERS AS
    A GROUP (3)(4)(5)(6)(7)(8)(9)(10)
      (18 persons) .............................  4,009,993   1,079,456        29%      7,182,969    1,197,970       76%

------------------------
* Less than one percent.

(1) The calculation of percentage of class of Common Stock Owned includes any amounts of common stock deemed to be owned by the stockholder as a result of the stockholder's ownership of class B stock which is convertible, share for share, into common stock. Any such conversion would have the effect of reducing a stockholder's percentage ownership of class B stock.

(2) Class B stock is not transferable except to members of the family of the holder and certain other related entities. Class B stock, however, is convertible, share for share, at any time into fully transferable common stock without the payment of any consideration.

(3) Includes shares owned by various trusts. The inclusion of these shares is not to be taken as an admission by the named stockholder of beneficial ownership of these shares for any other purpose.

(4) Includes shares beneficially owned by spouses and relatives living in the same home with the named individuals, and includes shares owned by family partnerships.

(5) Includes shares held by Norwest Bank Iowa, N.A., as trustee under the Meredith Savings and Investment Plan for the benefit of certain officers, which shares are voted by the trustee only at the direction of the individual plan participants.

(6) Includes shares which are subject to presently exercisable stock options or options exercisable within 60 days following the date of this Security Ownership Chart by non-employee directors under the Company's 1993 Stock Option Plan for Non-Employee Directors as follows: 18,000 shares for Messrs. Robert E. Lee, Richard S. Levitt and Nicholas L. Reding; 14,000 shares for Messrs. Herbert M. Baum and Joel W. Johnson; 4,300 shares for Dr. Barbara U. Charlton; 2,000 shares for Dr. Mary Sue Coleman and 2,000 shares for Mr. Jack D. Rehm and an additional 564,056 shares for Mr. Rehm under the Company's 1992 and 1996 Stock Incentive Plans.

(7) Includes shares which are subject to presently exercisable stock options or options exercisable within 60 days following the date of this Security Ownership Chart by executive officers under the Company's 1992 and 1996 Stock Incentive Plans as follows: 482,368 shares for Mr. William T. Kerr; 374,256 shares for Mr. Christopher M. Little; 135,736 shares for Mr. Leo R. Armatis; 107,900 shares for Mr. John P. Loughlin; and 13,800 shares for Mr. Stephen M. Lacy.

(8) Includes 1,204,360 shares which are subject to presently exercisable stock options or options exercisable within 60 days following the date of this Security Ownership Chart by the directors and executive officers as a group.

(9) Includes stock equivalents held by the non-employee directors under the Company's 1990 Restricted Stock Plan for Non-Employee Directors as follows (rounded to the closest whole number): 5,530 shares for Mr. Richard S. Levitt; 4,931 shares for Mr. Robert E. Lee; 3,929 shares for Mr. Joel W. Johnson; 1,651 shares for Mr. Nicholas L. Reding; 1,435 shares for Mr. Frederick B. Henry; 946 shares for Mr. Jack D. Rehm; and 820 shares for Mr. Herbert M. Baum; for an aggregate total of 19,242 shares.

(10) Includes 43,297 stock equivalents held by Mr. William T. Kerr.

                              ELECTION OF DIRECTORS

     The Restated Articles of Incorporation provide that the Board of Directors shall consist of not fewer than three nor more than 15 persons, as may be provided by the Bylaws, to be divided into three classes, each class to consist, as nearly as may be possible, of one-third of the total number of directors. The Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. The last resolution provided for 12 directors. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

     Listed below are the four persons who have been nominated as Class I directors to serve three-year terms to expire in 2002. Three nominees are currently serving as directors and were previously elected by the stockholders. In addition, Christina A. Gold was nominated as a Class I director by the Board of Directors to fill the vacancy created by Barbara U. Charlton's retirement from the Board, effective as of the Annual Meeting. Should any of these nominees become unable to serve prior to the upcoming Annual Meeting, an event which is not anticipated by the Company, the proxies, except those from stockholders who have given instructions to withhold voting for the following nominees, will be voted for such other person as the Compensation/Nominating Committee may nominate. Certain information concerning each of the four nominees for Class I directors and each of the continuing directors is set forth below.


                  NOMINEES FOR ELECTION AS CLASS I DIRECTORS --
                             TERMS TO EXPIRE IN 2002

                                YEAR
                            FIRST ELECTED              PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
      NOMINEE         AGE   AS A DIRECTOR            DURING THE PAST FIVE YEARS AND OTHER INFORMATION
------------------    ---   -------------  --------------------------------------------------------------------
Robert E. Lee         64        1982       President, Glacier Properties, Inc. (private investment firm), 1986 to present; Executive Director, Emeritus, The Denver Foundation
                                           (community foundation), 1996 to present; Executive Director, The
                                           Denver Foundation, 1989 to 1996. Mr. Lee is a director of Storage
                                           Technology Corporation, Source Capital Corporation, ING North
                                           America Insurance Holdings, Inc. and Financial Investors Trust.

Philip A. Marineau    52        1998       President and Chief Executive Officer, Levi Strauss & Co. (worldwide brand apparel company), September 1999 to present; President and
                                           Chief Operating Officer, Pepsi-Cola North America (worldwide beverage division of Pepsico), December 1997 to September 1999;
                                           President, Dean Foods, January 1996 to October 1997; President and
                                           Chief Operating Officer, The Quaker Oats Company, 1993 to December
                                           1995. Mr. Marineau is a director of Arthur J. Gallagher Company,
                                           Inc.

Jack D. Rehm          66        1988       Chairman of the Board-Retired, Meredith Corporation, January 1998 to
                                           present; Chairman of the Board, Meredith Corporation, July 1992 to
                                           December 1997; Chief Executive Officer, Meredith Corporation,
                                           February 1989 to December 1996. Mr. Rehm is a director of ING Mutual
                                           Funds Management Co., LLC, International Multifoods Corporation and
                                           Norwest Bank Iowa, N.A.

Christina A. Gold     52      Nominee      Vice-Chairman and Chief Executive Officer, Excel Communications
                                           Inc. (telecommunications services provider), September 1999 to present; President and founder of The Beaconsfield Group (an advisory firm specializing in global direct selling and
                                           marketing/distribution), February 1998 to September 1999; Executive
                                           Vice President (global direct selling), Avon Products Inc., 1997 to
                                           February 1998; President, Avon North America, 1993 to 1997. Ms. Gold
                                           is a director of ITT Industries, Inc. and Torstar Corporation.

             DIRECTORS CONTINUING IN OFFICE AS CLASS II DIRECTORS --
                             TERMS TO EXPIRE IN 2000

                                YEAR
                            FIRST ELECTED              PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
      NOMINEE         AGE   AS A DIRECTOR            DURING THE PAST FIVE YEARS AND OTHER INFORMATION
------------------    ---   -------------  --------------------------------------------------------------------
Herbert M. Baum       62        1994       President and Chief Operating Officer, HASBRO, Inc. (toy
                                           manufacturer), 1999 to present; Chairman and Chief Executive
                                           Officer, Quaker State Corporation, July 1995 to 1998; Chairman,
                                           President and Chief Executive Officer, Quaker State Corporation,
                                           1993 to June 1995. Mr. Baum is a director of Whitman Corporation,
                                           Midas, Inc., Dial Corporation, Fleming Cos., Inc., and HASBRO, Inc.

Frederick B. Henry    53        1969       President, The Bohen Foundation (private charitable foundation),
                                           1985 to present.

William T. Kerr       58        1994       Chairman and Chief Executive Officer, Meredith Corporation, January
                                           1998 to present; President and Chief Executive Officer, Meredith
                                           Corporation, January 1997 to December 1997; President and Chief
                                           Operating Officer, Meredith Corporation, July 1994 to December 1996.
                                           Mr. Kerr is a director of Principal Mutual Holding Company, Storage
                                           Technology Corporation and Maytag Corporation.

Nicholas L. Reding    64        1992       Chairman, Nidus Center for Scientific Enterprise (plant science and biotechnology business), 1999 to present; Vice Chairman, Monsanto
                                           Company, 1992 to 1998. Mr. Reding is a director of International
                                           Multifoods Corporation and CPI Corporation.


            DIRECTORS CONTINUING IN OFFICE AS CLASS III DIRECTORS --
                             TERMS TO EXPIRE IN 2001

                                YEAR
                            FIRST ELECTED              PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
      NOMINEE         AGE   AS A DIRECTOR            DURING THE PAST FIVE YEARS AND OTHER INFORMATION
------------------    ---   -------------  --------------------------------------------------------------------
Mary Sue Coleman      55        1997       President, The University of Iowa, 1995 to present; Provost,
                                           University of New Mexico, 1993 to 1995. Dr. Coleman is a director of
                                           Gaylord Container Corporation and Norwest Bank Iowa, N.A.

Joel W. Johnson       56        1994       Chairman, President and Chief Executive Officer, Hormel Foods
                                           Corporation (producer and marketer of meat and food products),
                                           December 1995 to present; President and Chief Executive Officer,
                                           Hormel Foods Corporation, 1993 to December 1995. Mr. Johnson is a
                                           director of Hormel Foods Corporation, Ecolab, Inc. and US Bancorp.

Richard S. Levitt     69        1974       Chairman and Chief Executive Officer, Nellis Corporation (private capital management), 1988 to present. Mr. Levitt is a director of
                                           Norwest Bank Iowa, N.A.

E. T. Meredith III    66        1966       Chairman of the Executive Committee, Meredith Corporation, 1988 to
                                           present.

                                BOARD COMMITTEES

     There are five standing committees of the Board of Directors:

     AUDIT COMMITTEE. The members of this committee are Messrs. Levitt (Chairman), Baum and Marineau and Drs. Charlton and Coleman. Ms. Gold has been nominated to fill the vacancy on this committee created by Dr. Charlton's retirement from the Board. The committee is composed entirely of non-employee directors. The committee reviews with the Company's outside auditors the scope and results of the annual audit, determines the responsibilities and scope of the Company's internal audit department and carries on such other activities as required to give additional assurances regarding financial information used by the Board and distributed to outsiders.

     COMPENSATION/NOMINATING COMMITTEE. The members of this committee are Messrs. Lee (Chairman), Henry, Levitt and Reding. The committee is composed entirely of non-employee directors. The committee reviews and approves changes in corporate officers' salaries and salary administration plans and programs, approves prior to adoption any management incentive, bonus or stock plans or agreements and administers such plans as required. The committee also nominates directors to serve on the Board. The committee will consider stockholder recommendations for directors sent to the Compensation/Nominating Committee, c/o Leo R. Armatis, Meredith Corporation, 1716 Locust Street, Des Moines, Iowa 50309-3023.

     EXECUTIVE COMMITTEE. The members of this committee are Messrs. Meredith (Chairman), Kerr, Lee, Levitt and Rehm. The committee has, during intervals between meetings of the Board in cases in which specific directions have not been given by the Board of Directors, all the authority of the Board in management of the Company's business, except for certain matters set forth in the Bylaws including the authority to declare dividends or other distributions, fill vacancies on the Board of Directors or any committee thereof, adopt, amend or repeal the Bylaws, or make fundamental changes in the corporate structure of the Company.

     FINANCE COMMITTEE. The members of this committee are Messrs. Reding (Chairman), Baum, Johnson, Lee and Rehm. The committee advises the Board with respect to corporate financial policies and procedures, dividend policy, specific corporate financing plans and annual operating and capital budgets. It also provides financial advice and counsel to management, appoints depositories of corporate funds and specifies conditions of deposit and withdrawal, supervises corporate investment portfolios and reviews capital expenditure requests by management within the limits established by the Board.

     PENSION COMMITTEE. The members of this committee are Messrs. Henry (Chairman), Johnson and Marineau and Drs. Charlton and Coleman. Ms. Gold has been nominated to fill the vacancy on this committee created by Dr. Charlton's retirement from the Board. The committee reviews pension plans and amendments to ascertain that they are being administered in accordance with their terms and are providing authorized benefits. It also reviews levels and types of benefits and recommends changes. The committee recommends to the Board investment objectives for pension funds, reviews the performance of the funds and recommends to the Board such committees it deems desirable for the administration of the pension plans.

     During fiscal year 1998-99 the full Board met four times, the Compensation/Nominating Committee met five times, the Audit and Finance Committees each met four times, and the Pension and Executive Committees each met two times. All directors attended more than 75% of all meetings of the full Board and the respective committees on which they served during fiscal year 1998-99.

     Non-employee directors receive a $35,000 annual retainer with an additional $3,000 annual retainer for committee chairpersons. Under the 1990 Restricted Stock Plan for Non-Employee Directors, as amended (the "1990 Plan"), non-employee directors have the opportunity to receive either all or 50% of the annual retainer (including the chairperson retainer) in either restricted stock or stock equivalents equal to 105% of the amount of the annual retainer converted. Each new non-employee director receives 1,200 shares of restricted stock upon election to the Board. The restricted stock vests on the fifth anniversary of the date of the grant. On August 11, 1999, the Board of Directors amended the 1990 Plan to allow a non-employee director to convert his or her restricted stock to an equal number of stock equivalents and to allow the Board, by resolution, to direct delivery of the stock equivalents in annual allocations over a deferred period not to exceed three years after retirement. Absent such resolution, stock equivalents are converted to shares of Company common stock and delivered to the director upon retirement. During fiscal year 1998-99, all non-employee directors, with four exceptions, elected to receive all or 50% of their retainer in restricted stock or stock equivalents.

     The 1993 Stock Option Plan for Non-Employee Directors, as amended (the "1993 Plan"), is a further encouragement of directors' ownership of the Company's stock. Each non-employee director receives an option to purchase 6,000 shares of Company common stock on the day following the Annual Meeting of Stockholders at an exercise price equal to the average of the high and low market prices on the date of the grant. The options are exercisable one-third per year over a three-year period beginning on the first anniversary of the grant date. The options expire on the tenth anniversary of the grant date.

     Employee directors receive no compensation for Board service. Pursuant to a consulting agreement, Jack D. Rehm, former Chairman of the Board and a current director, receives not less than $150,000 per year through December 31, 2000. During the 1998-99 fiscal year, Mr. Rehm received $150,000 under his consulting agreement.


                      REPORT OF THE COMPENSATION/NOMINATING
                       COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation/Nominating Committee reviews, considers and approves changes in the compensation of the Company's officers. The Committee administers various stock and other compensation-related plans provided for the benefit of the Company's officers, directors, and other key managers, with the purpose of encouraging the participants to achieve the Company's performance goals and to align the interests of the participants with the interests of the Company's stockholders. The Compensation/Nominating Committee is composed entirely of independent outside directors. There are no Compensation/Nominating Committee interlocks and there is no insider participation on the Committee. The Committee has provided the following report on executive compensation for inclusion in this Proxy Statement:

COMPENSATION PHILOSOPHY

     The Company's executive compensation philosophy has the following objectives:

     (1) To provide compensation opportunities competitive with those available at comparable firms in the specific industries in which the Company conducts its businesses and the national marketplace;

     (2) To provide the opportunity to earn beyond competitive levels if superior operating performance and stockholder returns are achieved;

     (3) To design incentives that balance the need to meet or exceed annual operating plans with the need for long-term business growth and to provide superior stockholder returns;

     (4) To provide clear, controllable and measurable objectives for the executives to meet; and

     (5) To attract, retain and motivate top caliber executives in each market segment in which the Company competes.

     Pay for performance, which is directly linked to both short-term and long-term compensation, is the foundation of the compensation program for the Company's CEO and other executive officers.

     Section 162(m) of the Internal Revenue Code limits the deductibility of certain items of compensation paid to the CEO and to each of the named executive officers to $1,000,000 annually. The Committee believes that it is in the best interests of the Company to receive maximum tax deductibility for compensation paid to the CEO and the other executive officers under Section 162(m). The Committee has adopted or approved appropriate changes to the Company's long-term and short-term incentive programs to provide for the deductibility of compensation received under the plans, but reserves the right to provide for compensation to the CEO and other executive officers, that may not be deductible, if in the best interests of the Company and the stockholders.

CEO AND EXECUTIVE OFFICER COMPENSATION PROGRAM ELEMENTS

     Periodic media and general industry competitive market reviews of executive compensation are conducted with the assistance of outside compensation consultants. The Company's compensation program strives to be competitive in relation to the market data available. The Committee strives to establish CEO and other executive officer base salaries within the mid-range of the market survey data. Short-term and long-term incentive targets are set in the same manner. Superior performance may result in compensation beyond the mid-range.

     BASE SALARY. Salaries for the CEO and executive officer group are based on the marketplace value of each job and on individual contributions and performance. The performance of the CEO and each executive officer is reviewed annually by the Committee. Salary increases are based primarily on the annual merit reviews. The rates of increase are tied to both individual performance and general executive compensation trends.

     Mr. Kerr's annual base salary, pursuant to his employment contract, was $615,000 for the 1998-99 fiscal year. Mr. Kerr's salary is within the mid-range of salaries for comparable positions as reported in the competitive markets surveyed.

     SHORT-TERM INCENTIVE PROGRAM. The Company's Management Incentive Plan provides the CEO and other executive officers with an annual incentive to attain established financial and overall performance targets. For the 1998-99 fiscal year, at least 85% of the incentive awards to the CEO and all other executive officers was based on specific financial targets relating to earnings and cash flow, with the balance relating to predetermined qualitative organizational objectives.

     The goals for each participant are reviewed and revised annually in connection with the approval of the budget for the upcoming fiscal year. For the 1998-99 fiscal year, the incentive payments for goal achievement for the CEO were set at 55% of base salary for achieving target and up to 137.5% of base salary for achieving performance above target. The incentive payments for the other executive officers were 45% for achieving target and up to 112.5% for achieving performance above target. At each quarterly meeting of the Committee, the progress of the CEO and other executive officers toward meeting the quantitative goals established for the fiscal year was reviewed.

     For the 1998-99 fiscal year, the Company exceeded the target financial performance goals established by the Committee at the beginning of the year for Mr. Kerr to receive his incentive award. Mr. Kerr received an incentive award of $845,624. The award was determined primarily by the fact that the Company significantly exceeded budgeted earnings and cash flow. Other factors considered by the Committee in determining the award were the further strengthening of the Company's core businesses, the continued strength of the Company's return on equity and growth in earnings per share.

     For the 1998-99 fiscal year, the other executive officers named in this Proxy Statement received incentive awards totaling $1,219,499. For such officers (other than operating group presidents), the awards were based on the Company surpassing financial targets for earnings and cash flow and in recognition of the achievement of qualitative goals. For the operating group presidents, the awards were based on the relevant groups surpassing their respective financial targets for earnings and cash flow, the Company surpassing financial targets for earnings, and in recognition of the achievement of qualitative goals.

     LONG-TERM INCENTIVE PROGRAM. In the 1998-99 fiscal year, the Committee utilized the grant of nonqualified stock options, under the 1996 Stock Incentive Plan (the "1996 Plan"), to the executive officers in the implementation of its long-term incentive program.

     The nonqualified stock options awarded by the Committee under the 1996 Plan during the 1998-99 fiscal year as part of the long-term incentive program are exercisable one-third per year over the three-year period commencing on the first anniversary of the grant date. The options granted will expire on the tenth anniversary of the date of grant. All options granted become exercisable in the event of the grantee's termination of employment due to death, disability or retirement. Unless the grantee's employment with the Company is terminated for reasons other than death, disability or retirement, the grantee may exercise all exercisable stock options until the date of expiration. All options granted during fiscal year 1998-99 carry an exercise price at the fair market value on the date of grant.

     In fiscal year 1998-99 Mr. Kerr was not granted any nonqualified stock options. The other named executive officers were granted an aggregate total of 112,100 nonqualified stock options at an exercise price of $41.6875 per share. These grants were in furtherance of the Committee's desire to encourage the executive officers to focus on long-term performance and stockholder value under the long-term incentive plan.

     THE MEREDITH EXECUTIVE STOCK OWNERSHIP PROGRAM. A stock ownership program has been designed by the Committee utilizing the 1996 Plan. The purpose of the program is to encourage increased Company stock holdings by executives. Target levels of individual stock holdings were established for the participants in the program at one and one-half to six times base pay. Each participant is awarded restricted stock equal to 20% of his or her personal acquisitions of Company stock up to the established target since the last day of the prior year. The incremental stock holdings must be maintained for a specified period of time in order for the restrictions to lapse. The Committee believes this program will provide further incentives to the participants to focus on long-term Company performance and stockholder value. Because Mr. Kerr and Mr. Armatis have met their target ownership, they did not receive any shares of restricted stock under this program during fiscal year 1998-99. The other named executive officers received an aggregate total of 3,029 shares of restricted stock under this program during fiscal year 1998-99.

OTHER COMPENSATION

     The CEO and other executive officers are eligible to participate in the Company benefit plans described elsewhere in this Proxy Statement under the terms of those plans and without consideration of achievement of performance standards.

PEER GROUP SELECTION AND COMPARATIVE ANALYSIS

     The Company does not believe that the published indices accurately reflect the mix of businesses in which the Company competes. Therefore, the Company has, in good faith, selected a Peer Group of 12 media and television broadcast companies for the purpose of preparing the stockholder performance graph contained elsewhere in this Proxy Statement. Recognizing that there are no other companies that have the exact same combination of businesses as the Company, the companies selected for the Peer Group have multimedia businesses primarily with publishing and/or television broadcasting in common with the Company.

     Many of the companies selected for the Peer Group are larger and/or engaged in businesses other than the Company's core businesses. Consequently, for the purposes of compensation comparisons, the Company and the Committee have chosen to use broader media and general industry survey information that includes information on members of the Peer Group. The Committee has attempted to maintain the compensation for the CEO and other executive officers at a level close to the mid-range of the surveyed groups.

CONCLUSION

     The Committee believes that the Company's executive compensation programs effectively tie executive pay to the performance of the Company and to stockholder value.

                             Mr. Robert E. Lee, Chairman
                             Mr. Frederick B. Henry
                             Mr. Richard S. Levitt
                             Mr. Nicholas L. Reding

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table provides a summary of compensation paid to Mr. Kerr and the other four most highly compensated executive officers of the Company for services rendered to the Company during each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM COMPENSATION
                                                                      ------------------------
                                          ANNUAL COMPENSATION                  AWARDS
                                     -----------------------------    ------------------------
                                                                      RESTRICTED    SECURITIES
                                                                        STOCK       UNDERLYING
                                    FISCAL                              AWARDS        OPTION         ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR      SALARY      BONUS       (1)(2)         AWARDS      COMPENSATION (3)
---------------------------         ------    --------    --------    ----------    ----------    ----------------
William T. Kerr                      1999     $615,000    $845,624     $      0            0          $22,840
  Chairman and CEO                   1998      575,000     718,750      334,113       85,000           18,095
                                     1997      530,000     687,500       85,752      700,000           17,836

Christopher M. Little                1999     $425,000    $478,124     $ 24,226       42,000          $20,161
  President -- Publishing Group      1998      400,000     400,000            0       94,600           19,649
                                     1997      376,000     376,000       60,026      154,600           18,400

John P. Loughlin                     1999     $350,000    $157,500     $ 51,053       35,000          $ 7,681
  President -- Broadcasting Group    1998      310,852     246,000            0       60,000            7,635

Stephen M. Lacy                      1999     $290,000    $326,250     $ 37,379       18,000          $ 6,521
  Vice President --                  1998      111,058     137,500            0       35,400              667
  Chief Financial Officer

Leo R. Armatis                       1999     $229,000    $257,625     $      0       17,100          $21,168
  Vice President --                  1998      214,000     214,000       74,788       34,200           16,189
  Corporate Relations                1997      203,000     200,000       18,865       22,200           15,482

---------------------------
(1)  Accumulated Restricted Stock:

                                                       AGGREGATE
                                        SHARES     YEAR-END VALUE ($)
                                        ------     ------------------
             William T. Kerr               *               *
             Christopher M. Little      12,252          424,226
             John P. Loughlin           16,174          560,025
             Stephen M. Lacy             1,006           34,833
             Leo R. Armatis              8,720          301,930

             *On February 25, 1999, Mr. Kerr and the Company entered into an agreement whereby all of Mr. Kerr's restricted stock (43,200 shares) was exchanged for an equal number of stock equivalent units.

     Dividends are paid on reported restricted stock.

(2) Restricted stock awards vest five years after date of grant. The vesting of certain shares of restricted stock also is conditioned upon the continued holding of a corresponding number of shares of common stock.

(3) This column discloses: (a) matching contributions made by the Company equal to 80% of the first 5% of the employee's contributions to the Meredith Savings and Investment Plan, a defined contribution plan available generally to the employees of the Company. The Company made matching contributions to the plan in fiscal year 1998-99 of $6,400 for Mr. Kerr; $6,400 for Mr. Little; $6,707.68 for Mr. Loughlin; $5,353.80 for Mr. Lacy; and $6,507.70 for Mr. Armatis; (b) life insurance premiums paid by the Company in fiscal year 1998-99 on policies that are owned by the employees under split dollar insurance arrangements as follows: Mr. Kerr, $11,300; Mr. Little, $12,400; and Mr. Armatis, $9,800; (c) the value of term life insurance provided for the benefit of each executive officer and (d) the amount representing above allowable interest rates paid on deferred compensation, which was $1,360.97 for Mr. Little in 1999.

OPTION GRANTS TABLE

     The following table sets forth certain information with respect to options to purchase shares of the Company's common stock awarded during the 1998-99 fiscal year to the named executive officers. All options granted were nonqualified options. The option exercise price is equal to the fair market value of the Company's common stock on the date of the grant. All options become exercisable in installments of one-third on the first three anniversaries of the date of grant.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                              REALIZABLE VALUE AT
                                                                                                ASSUMED ANNUAL
                                                                                             RATES OF STOCK PRICE
                                  INDIVIDUAL GRANTS                                     APPRECIATION FOR OPTION TERM (3)
--------------------------------------------------------------------------------------  --------------------------------
                          NUMBER OF        % OF TOTAL
                          SECURITIES    OPTIONS GRANTED TO  EXERCISE
                          UNDERLYING       EMPLOYEES IN      OR BASE     EXPIRATION
NAME                   OPTIONS GRANTED    FISCAL YEAR (1)   PRICE ($)     DATE (2)           5% ($)         10% ($)
----                   ---------------  ------------------  ---------  ---------------   -------------   -------------
William T. Kerr                --                --               --                --              --              --
Christopher M. Little      42,000              7.97%         41.6875   August 12, 2008       1,101,116       2,790,444
John P. Loughlin           35,000              6.64%         41.6875   August 12, 2008         917,597       2,325,370
Stephen M. Lacy            18,000              3.41%         41.6875   August 12, 2008         471,907       1,195,904
Leo R. Armatis             17,100              3.24%         41.6875   August 12, 2008         448,311       1,136,109
All Stockholders (4)           --                --               --                --   1,358,703,299   3,443,220,926

---------------------
(1)  Total options granted to employees during the fiscal year were 527,300.

(2) Options are fully exercisable after death or termination of employment due to disability or retirement through the expiration date.

(3) As required by the rules of the Securities and Exchange Commission, the dollar amounts under these columns represent the hypothetical gain or "option spread" that would exist for the options based on assumed 5% and 10% annual compounded rates of stock price appreciation over the full option term. The prescribed rates are not intended to forecast possible future appreciation.

(4) All stockholders are shown for comparison purposes only. The realizable value to all stockholders is the aggregate net gain, assuming a starting market price of $41.6875 (the fair market value on the grant date, August 12, 1998), and appreciation at assumed annual rates of 5% and 10% for a ten-year period.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth as to each named executive officer information with respect to the status of all options granted as of June 30, 1999.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                                               OPTIONS AT FY-END (#)            FY-END ($)(1)
                                                            ---------------------------   ---------------------------
                       SHARES ACQUIRED
NAME                     ON EXERCISE    VALUE REALIZED ($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ---------------  ------------------  -----------   -------------   -----------   -------------
William T. Kerr              0                  0             482,368        785,000      $11,042,159    $6,920,873
Christopher M. Little        0                  0             323,856        236,600        6,666,083     2,054,638
John P. Loughlin             0                  0              81,800        106,800        1,409,999       486,075
Stephen M. Lacy              0                  0               7,800         45,600                0             0
Leo R. Armatis               0                  0             128,436         51,300        2,628,118       233,213

---------------------
(1) Calculated based on the fair market value of the Company's common stock on June 30, 1999 ($34.6250).

                        COMPARISON OF STOCKHOLDER RETURN

     The following graph compares the performance of the Company's common stock during the period July 1, 1994, to June 30, 1999, with the S&P 500 Index and a Peer Group of 12 companies engaged in multimedia businesses primarily with publishing and/or television broadcasting in common with the Company.

     The S&P 500 Index includes 500 U.S. companies in the industrial, transportation, utilities and financial sectors and is weighted by market capitalization. The Peer Group selected by the Company for comparison, which is also weighted by market capitalization, is comprised of the following: A. H. Belo Corporation; Gannett Company, Inc.; Lee Enterprises, Inc.; McGraw-Hill, Inc.; Media General, Inc.; New York Times Company; Reader's Digest Association, Inc.; E. W. Scripps Company; Time Warner, Inc.; Times Mirror Company; Tribune Company and Washington Post Company.

     The graph depicts the results for investing $100 in the Company's common stock, the S&P 500 Index and the Peer Group at closing prices on June 30, 1994. It assumes that dividends were reinvested.


                               [PLOT POINTS CHART]


                         1994     1995     1996     1997     1998     1999
                        ------   ------   ------   ------   ------   ------

Meredith ............    100      121      202      283      461      343
S&P 500 .............    100      126      159      214      278      341
Peer Group ..........    100      115      137      174      263      351

                  RETIREMENT PROGRAMS AND EMPLOYMENT AGREEMENTS

     The Company maintains separate qualified defined benefit plans for its union and nonunion employees, as well as two nonqualified supplemental pension plans covering certain nonunion employees. Defined benefit plans and the supplemental pension plans are actuarial plans and the amount of the contribution with respect to a specific person cannot readily be separately calculated by the regular actuaries for the plans. The Company makes annual contributions to the qualified plans to the extent permitted by the funding rules of the Internal Revenue Service.

     As of January 1, 1999, the latest date for which information is available, 361 employees participated in the bargaining unit defined benefit plan and 2,266 nonunion employees participated in the nonunion defined benefits plans. Assuming retirement at age 65, estimated annual retirement benefits under the nonunion qualified plan as in effect for the 1999 plan year would be as follows:


                                  PENSION TABLE

                 FINAL                 YEARS OF SERVICE
                AVERAGE      ------------------------------------
             COMPENSATION         10          15            20
             ------------    ----------   ----------   ----------
               $100,000       $ 18,822     $ 28,232     $ 37,643
                150,000         31,322       46,982       62,643
                200,000         43,822       65,732       87,643
                300,000         68,822      103,232      137,643
                400,000         93,822      140,732      187,643
                500,000        118,822      178,232      237,643
                600,000        143,822      215,732      287,643

     As of January 1, 1999, the credited years of service for individuals listed in the compensation table above are as follows: Mr. William T. Kerr, Chairman and Chief Executive Officer -- 7 years; Mr. Christopher M. Little, President-Publishing Group -- 6 years; Mr. John P. Loughlin, President-Broadcasting Group -- 5 years; Mr. Stephen M. Lacy, Vice President-Chief Financial Officer -- 1 year and Mr. Leo R. Armatis, Vice President-Corporate Relations -- 18 years. For 1998, covered compensation for purposes of the supplemental pension plans including bonuses was $1,313,750 for Mr. William T. Kerr, Chairman and Chief Executive Officer; $812,500 for Mr. Christopher M. Little, President-Publishing Group; $592,500 for Mr. John P. Loughlin, President-Broadcasting Group; $393,558 for Mr. Stephen M. Lacy, Vice President-Chief Financial Officer and $435,500 for Mr. Leo R. Armatis, Vice President-Corporate Relations.

     The Company entered into an agreement effective January 1, 1997, with Mr. Kerr that provides for his employment through December 31, 2001, subject to automatic renewal for subsequent one-year terms. Mr. Kerr receives a minimum annual salary of $550,000 and an incentive bonus determined under the terms of the Company's Management Incentive Plan. The agreement also provides for the grant of nonqualified stock options, information on which is presented elsewhere in this Proxy Statement. In the event Mr. Kerr becomes permanently disabled, his annual base salary will continue to be paid at periodically reduced rates through the period that would have constituted his term of employment, but not beyond April 30, 2006. In addition to participating in the Meredith Employees' Retirement Income Plan, the Meredith Savings and Investment Plan and the Company's supplemental retirement plans, the Company has established a Minimum Supplemental Retirement Benefit Program ("MSRBP") for the benefit of Mr. Kerr. The MSRBP provides for a minimum retirement benefit equal to the benefits Mr. Kerr would have received under the retirement plans of a previous employer offset by benefits accrued under the Company's pension plans. The MSRBP also provides for a death benefit related to the value of the accrued benefit under the MSRBP.

     Mr. Kerr and the other executive officers of the Company have all entered into Severance Agreements with the Company. These agreements provide for the payment to the executive of an amount equal to three times the average annual base salary and incentive compensation paid to the executive during the three fiscal years immediately prior to a change in control of the Company as defined in detail in the agreements. All agreements with the executive officers with respect to grants of nonqualified stock options under the 1996 Plan provide for the vesting of the options in the event of a change of control in accordance with the terms of the 1996 Plan.

                   PROPOSAL TO REAFFIRM MATERIAL TERMS OF THE
                       COMPANY'S MANAGEMENT INCENTIVE PLAN

     Effective July 1, 1994, the Board of Directors adopted a Supplement (the "Supplement") to the Company's Management Incentive Plan (the "Plan") to provide awards to certain key employees of the Company and its subsidiaries based on the attainment of certain financial objectives. These incentives have been an integral part of the Company's overall compensation system for a number of years. While no changes to the material terms of the Plan are proposed, stockholder approval is necessary to assure that compensation paid to executive officers under the Plan will continue to be deductible by the Company under the federal income tax laws. The stockholders are asked to reaffirm the material terms of the performance-based incentives established under the Supplement to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986 with respect to the deductibility of compensation. The material terms as described below consist of the following: (i) the business criteria on which annual incentive compensation is payable under the Supplement, (ii) individuals eligible to receive compensation under the Supplement, and (iii) the maximum amounts of compensation payable under the Supplement. The foregoing material terms were previously approved at the 1994 annual meeting of stockholders.

     Under the Supplement, Corporate Officers and Operating Group Officers of the Company and its subsidiaries are eligible to receive annual incentive bonuses payable in cash. Generally a participant must be employed by the Company or a subsidiary as of the last day of the fiscal year to be eligible. If employment is terminated prior to the last day of the fiscal year due to the participant's death, disability or qualified retirement, a prorated bonus will be paid to the participant's designated beneficiary.

     The Board may amend, suspend or modify the Plan and the Supplement at any time, except as limited by the terms of the Plan and the Supplement.

     The Compensation/Nominating Committee will administer the Supplement and will approve the participants and the objective performance goals in writing before the beginning of each fiscal year. All amounts paid as compensation pursuant to the Supplement must be payable as a result of achievement of objectively measured performance targets from the following list of quantifiable, measurable business criteria: corporate net earnings, cash flow, and operating group income. The specific targets relating to performance goals constitute confidential business information and are not disclosed.

     The Compensation/Nominating Committee must certify, in writing, that the goals have been met before any payments to participants may be made. The Compensation/Nominating Committee will have no discretion to increase the bonus payable to any participant or to otherwise alter the performance goals after the beginning of the fiscal year, but, to the extent permitted under Section 162(m) of the Internal Revenue Code of 1986, will retain the ability to eliminate or decrease a bonus otherwise payable to a participant.

     The maximum amounts payable each year under the Supplement are $1,250,000 to the Chief Executive Officer and $850,000 to any other participant. The maximum annual amounts were selected by the Compensation/Nominating Committee in its reasonable anticipation of the maximum possible annual incentives that may be earned under the Supplement.

     RECOMMENDATION OF THE BOARD OF DIRECTORS. The Board of Directors recommends a vote FOR approval of the proposal to reaffirm the business criteria, classes of eligible participants and maximum annual incentives awarded under the Company's Supplement to its Management Incentive Plan, and all proxies will be voted in favor of the proposal unless a contrary specification is made on the proxy by the stockholder.


                             STOCKHOLDERS' PROPOSALS

     Stockholders wishing to include proposals in the Company's Proxy Statement and form of proxy for the 2000 Annual Meeting of Stockholders must submit the proposals so that they are received by the Company no later than May 30, 2000. The proposals should be addressed to Secretary, Meredith Corporation, 1716 Locust Street, Des Moines, Iowa 50309-3023.

     Pursuant to the Company's Bylaws, stockholders wishing to bring a proposal before the 2000 Annual Meeting of Stockholders (but whose proposals are not in the Company's Proxy Statement) must deliver written notice of such proposal in accordance with the requirements of the Bylaws to the Secretary of the Company at the address specified above no later than August 10, 2000, and otherwise comply with the requirements of the Bylaws.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Upon recommendations of its Audit Committee, the Board of Directors of the Company has selected KPMG Peat Marwick LLP as independent public accountants of the Company and its subsidiaries for the fiscal year ending June 30, 2000. KPMG Peat Marwick LLP examined the financial statements of the Company and its subsidiaries for the most recently completed fiscal year. Representatives of that firm are expected to be present at the Annual Meeting with an opportunity to make a statement if they so desire and will be available to respond to appropriate questions presented at the meeting by stockholders.


                                FURTHER BUSINESS

     Except as hereinbefore stated, the management knows of no further business intended to be presented at the meeting, but, if any further business properly comes before the meeting, the persons named in the enclosed form of proxy will vote all proxies in accordance with their best judgment using the discretionary authority granted in the proxies.




                                                JOHN S. ZIESER
                                       VICE PRESIDENT -- GENERAL COUNSEL
                                                AND SECRETARY

Des Moines, Iowa
September 27, 1999

   Detach card below, sign, date and mail in postage-paid envelope provided.

                          [MEREDITH CORPORATION LOGO]

         PLEASE ACT PROMPTLY, SIGN, DATE & MAIL YOUR PROXY CARD TODAY.



MRD63A                        DETACH HERE

    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE.

1. Election of four Class I Directors for terms      2. Consideration and acting upon a proposal of
   expiring in 2002, as provided in the Bylaws          the Compensation/Nominating Committee of the        FOR    AGAINST   ABSTAIN
   of the Company:                                      Board of Directors to reaffirm previously
   NOMINEES: Robert E. Lee, Philip A.                   approved business criteria, classes of eligible     [ ]      [ ]       [ ]
   Marineau, Jack D. Rehm and Christina A.              participants and maximum annual incentives
   Gold             FOR                 WITHHELD        awarded under the Company's Management Incentive
                                                        Plan.
                    [ ]                    [ ]

 [ ]  --------------------------------------         3. In its discretion, upon such other matters as may properly come before the
      For all nominees except as noted above            meeting.



                                                     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                             [ ]


                                                     PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized official. If a partnership, please sign in partnership name by an authorized person.


Signature:_______________________ Date: ________     Signature:_______________________ Date: ________

MRD63B                            DETACH HERE


                              MEREDITH CORPORATION

                             CLASS B COMMON STOCK

  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEREDITH CORPORATION
     FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 8, 1999

     FREDERICK B. HENRY, E.T. MEREDITH III and WILLIAM T. KERR, and each of them are hereby appointed proxies of the stockholder(s) signing this card on the reverse side, with power of substitution acting by a majority of proxies
P present and voting, or if only one proxy is present and voting, then acting by that one, to vote the shares of Meredith Corporation Class B common
R stock which said stockholder(s) is (are) entitled to vote, at the ANNUAL MEETING OF STOCKHOLDERS to be held at the company's principal executive
O offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 8, 1999, at 10:00 A.M., local time, and at any adjournment
X thereof, with all the powers the signing stockholders would possess if present. The Directors recommend a vote FOR such matters. The proxies are
Y    instructed to vote as follows:

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS SHOWN ON THE REVERSE SIDE OF THIS CARD AND AS SET FORTH IN THE NOTICE OF ANNUAL MEETING DATED SEPTEMBER 27, 1999. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE RELATED PROXY STATEMENT.

| SEE REVERSE |   CONTINUED AND TO BE SIGNED ON REVERSE SIDE    | SEE REVERSE |
|    SIDE     |                                                 |     SIDE    |

   Detach card below, sign, date and mail in postage-paid envelope provided.

                          [MEREDITH CORPORATION LOGO]

         PLEASE ACT PROMPTLY, SIGN, DATE & MAIL YOUR PROXY CARD TODAY.



MRD63A                        DETACH HERE

    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE.

1. Election of four Class I Directors for terms      2. Consideration and acting upon a proposal of
   expiring in 2002, as provided in the Bylaws          the Compensation/Nominating Committee of the        FOR    AGAINST   ABSTAIN
   of the Company:                                      Board of Directors to reaffirm previously
   NOMINEES: Robert E. Lee, Philip A.                   approved business criteria, classes of eligible     [ ]      [ ]       [ ]
   Marineau, Jack D. Rehm and Christina A.              participants and maximum annual incentives
   Gold             FOR                 WITHHELD        awarded under the Company's Management Incentive
                                                        Plan.
                    [ ]                    [ ]

 [ ]  --------------------------------------         3. In its discretion, upon such other matters as may properly come before the
      For all nominees except as noted above            meeting.



                                                     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                             [ ]


                                                     PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized official. If a partnership, please sign in partnership name by an authorized person.


Signature:_______________________ Date: ________     Signature:_______________________ Date: ________

MRD63B                            DETACH HERE


                              MEREDITH CORPORATION

                                  COMMON STOCK

  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEREDITH CORPORATION
     FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 8, 1999

     FREDERICK B. HENRY, E.T. MEREDITH III and WILLIAM T. KERR, and each of them are hereby appointed proxies of the stockholder(s) signing this card on the reverse side, with power of substitution acting by a majority of proxies
P present and voting, or if only one proxy is present and voting, then acting by that one, to vote the shares of Meredith Corporation common stock which
R said stockholder(s) is (are) entitled to vote, at the ANNUAL MEETING OF STOCKHOLDERS to be held at the company's principal executive offices, 1716
O    Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 8, 1999,
     at 10:00 A.M., local time, and at any adjournment thereof, with all the
X powers the signing stockholders would possess if present. The Directors recommend a vote FOR such matters. The proxies are instructed to vote as
Y    follows:

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS SHOWN ON THE REVERSE SIDE OF THIS CARD AND AS SET FORTH IN THE NOTICE OF ANNUAL MEETING DATED SEPTEMBER 27, 1999. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE RELATED PROXY STATEMENT.

| SEE REVERSE |   CONTINUED AND TO BE SIGNED ON REVERSE SIDE    | SEE REVERSE |
|    SIDE     |                                                 |     SIDE    |